UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]       Preliminary  Information  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]       Definitive  Information  Statement

                                 INDIGINET, INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]       No  fee  required.
(1)       Title  of  each  class  of  securities  to  which transaction applies:
(2)       Aggregate  number  of  securities  to  which  transactions  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)       Proposed  maximum  aggregate  value  of  transaction:
(5)       Total  fee  paid:

[_]       Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)       Amount  previously  paid:
(2)       Form,  schedule  or  registration  statement  no.:
(3)       Filing  party:
(4)       Date  filed:

                                    Copy to:
                         Glast, Phillips & Murray, P.C.
                          815 Walker Street, Suite 1250
                              Houston, Texas 77002
                                 (713) 237-3135
                       Attention: Norman T. Reynolds, Esq.

                                 INDIGINET, INC.
                          5000 BIRCH STREET, SUITE 3000
                         NEWPORT BEACH, CALIFORNIA 92660

                            TELEPHONE (949) 476-3711

                                  July 15, 2004

To Our Shareholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, July 2, 2004 that our board of directors has recommended, and that the holder of the majority of the votes of our stock intends to vote in favor of resolutions which will accomplish the following:

     1. Elect our board of directors to serve until their successors are elected. Management has nominated Mark Ellis and Brian Brittain.

     2.   Approve the following Indiginet, Inc. Stock Plans:

               (a) Stock Plan for the Year 2003, adopted by our directors effective April 18, 2003, with 120,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

               (b) Second Stock Plan for the Year 2003, adopted by our directors effective May 28, 2003, with 150,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

               (c) Third Stock Plan for the Year 2003 adopted by our directors on June 19, 2003, with 386,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

               (d) Fourth Stock Plan for the Year 2003 adopted by our directors on August 7, 2003, with 315,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

               (e) Stock Plan for the Year 2004, adopted by our directors on March 31, 2004, with 47,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

               (f) Stock Plan for the Year 2004 No. 2 adopted by our directors on May 21, 2004, as amended on June 23, 2004, with 360,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     3. Ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2003 and to approve the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent auditors for the fiscal year ending December 31, 2004.

     4. Grant discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 250 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     We have a consenting shareholder, Mark Ellis, our president, secretary, chief operating officer and director, who holds 3,603,600 shares of our common stock and 23,000,000 shares of our preferred stock. Pursuant to our Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 20 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Therefore, Mr. Ellis will have the power to vote 463,603,600 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Ellis will vote in favor of the nominees for our directors, for the ratification of our Stock Plans, and for the ratification and approval of the selection of Russell Bedford Stefanou Mirchandani as our accountants, and for the grant of the discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 250 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. Mr. Ellis has the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about July 15, 2004 to all shareholders of record as of July 2, 2004.

     We appreciate your continued interest in Indiginet, Inc.


                                            Very truly yours,

                                             /s/ Mark Ellis

                                            Mark Ellis
                                            President

                                INDIGINET, INC.
                          5000 BIRCH STREET, SUITE 3000
                        NEWPORT BEACH, CALIFORNIA 92660

                           - TELEPHONE (949) 476-3711

                            - INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on July 2, 2004 the record date, of the outstanding common stock and preferred stock of Indiginet, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holder of the majority of the votes of our stock intends to take on August 4, 2004 to effect the following corporate actions:

     1. Elect our board of directors to serve until their successors are elected. Management has nominated Mark Ellis and Brian Brittain.

     2.   Approve the following Indiginet, Inc. Stock Plans:

          (a) Stock Plan for the Year 2003, adopted by our directors effective April 18, 2003, with 120,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (b) Second Stock Plan for the Year 2003, adopted by our directors effective May 28, 2003, with 150,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (c) Third Stock Plan for the Year 2003 adopted by our directors on June 19, 2003, with 386,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (d) Fourth Stock Plan for the Year 2003 adopted by our directors on August 7, 2003, with 315,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (e) Stock Plan for the Year 2004, adopted by our directors on March 31, 2004, with 57,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (f) Stock Plan for the Year 2004 No. 2 adopted by our directors on May 21, 2004, as amended on June 23, 2004, with 360,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     3. Ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2003 and to approve the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent auditors for the fiscal year ending December 31, 2004.

     4. Grant discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 250 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     This information statement will be sent on or about July 15, 2004 to our shareholders of record who do not sign the majority written consent described herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on July 2, 2004 as the record date for determining the shareholders entitled to vote for the corporate actions proposed by our board of directors. The approval of the stock plans, ratification and approval of the accountants and the grant of discretionary authority to our board with respect to the reverse stock split requires the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding as of the record date at the time the vote is taken. As of the record date, 712,745,007 shares of the common stock were issued and outstanding and 34,000,000 shares of our preferred stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common shareholders. The quorum necessary to conduct business of the shareholders consists of a majority of the outstanding shares of the common stock and preferred stock issued and outstanding as of the record date.

     We have a consenting shareholder, Mark Ellis, our president, secretary, chief operating officer and director, who holds 3,603,600 shares of our common stock and 23,000,000 shares of our preferred stock. Pursuant to our Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 20 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Therefore, Mr. Ellis will have the power to vote 463,603,600 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Ellis will vote in favor of the nominees for our directors, for the ratification of our Stock Plans, for the ratification and approval of the selection of Russell Bedford Stefanou Mirchandani as our accountants, and for the grant of the discretionary authority to our board of directors to amend our articles of to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 250 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. Mr. Ellis has the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     ACCORDINGLY, WE ARE NOT ASKING OUR SHAREHOLDERS FOR A PROXY AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposed amendment to our articles of incorporation by our board of directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

                                      BACKGROUND

     We were incorporated under the laws of the State of Florida on September 24, 1997. The Company is inactive with no operations and is seeking to merge or acquire an interest in business opportunities.

                                 ELECTION OF DIRECTORS

     Our majority shareholder intends to elect two directors, Mr. Mark Ellis and Mr. Brian Brittain, both of whom have been recommended by our management. A board of two directors will be elected to hold office until the next annual meeting or until their successors are elected. The two nominees receiving the highest number of votes are elected if a quorum is present and voting.

     If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the meeting, the majority shareholder will vote for their substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. Certain information concerning the nominees for election as directors is set forth below.

VOTE REQUIRED

     The two directors who receive the plurality of the shareholder votes will be elected to our board of directors.

     Our board of directors recommends that shareholders vote FOR the director nominees named below.

NOMINEES

     The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

NAME            AGE                           POSITION                           DIRECTOR SINCE
--------------  ---  ----------------------------------------------------------  --------------

Mark Ellis       37  President, Secretary, Chief Operating Officer and Director            2003
Brian Brittain   43  Director                                                              2004

     Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

     Mark Ellis has been our chief executive officer and a director since February, 2003. He has been president, chief executive officer and a director of Universal Broadband Communications since August 2000. Mr. Ellis has over eight years of experience in the telecommunications industry, serving in executive management positions with several telecommunication ventures. Since December 2001, Mr. Ellis has served as the Chief Executive Officer, president and a director of Qbe Technologies, a wireless telecomputing company. From 1997 to 1999, Mr. Ellis was chief executive officer of TelQuest Communications, Inc., a start-up telecommunications company. He served as staff accountant at International Aluminum Corporation from 1990 to 1992. From 1983 to 1986, Mr. Ellis was a statistical analyst at Northrop Grumman Corporation. Mr. Ellis is currently enrolled at DePaul University in order to complete his Master's degree.

     Brian Brittain has served as our director since 2004. Since 2002, he has been the president of UCG, a marketing company serving clients such as AT&T, Global Crossing, and Quest. From 1999-2002, Mr, Brittain served as vice-president of sales for ECP, an e-commerce merchant service company providing credit card processing, web sites with e-commerce enablement and private label loyalty cards.

BOARD MEETINGS AND COMMITTEES

     During fiscal year ended December 31, 2003, our board of directors held 16 meetings, each of which was signified by a unanimous consent executed by our sole director.

     Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. Since the compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. The audit committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

     Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a shareholder of Indiginet, Inc.

STOCK OPTIONS

     There have been no stock options granted to our executive officers during the fiscal year ended December 31, 2003.

COMPENSATION OF DIRECTORS

     The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended December 31, 2003, 2002 and 2001.

----------------------------------------------------------------------------------------------------------------
                                ANNUAL COMPENSATION            LONG TERM COMPENSATION
                          ---------------------------------  --------------------------
                                                                       AWARDS            PAYOUTS
                                                             --------------------------  --------
                                                             RESTRICTED    SECURITIES
                                              OTHER ANNUAL     STOCK       UNDERLYING     LTIP       ALL OTHER
NAME AND PRINCIPAL                    BONUS   COMPENSATION    AWARD(S)    OPTIONS/SARS   PAYOUTS   COMPENSATION
POSITION            YEAR  SALARY ($)   ($)         ($)           ($)           (#)         ($)          ($)
------------------  ----  ----------  ------  -------------  -----------  -------------  --------  -------------
Mark Ellis          2003     666,967       0        660,000            0              0         0              0
----------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENT

     On March 7, 2003, and as subsequently amended on August 14, 2003 and November 24, 2003, we entered into a five-year employment agreement with Mark Ellis, our chief executive officer and director. The agreement calls for the following:

                                 2003        2004        2005        2006        2007
                              ----------  ----------  ----------  ----------  ----------
               Base salary    $  350,000  $  400,000  $  450,000  $  500,000  $  550,000

               Bonus - cash   $50,000 to  $50,000 to  $50,000 to  $50,000 to  $50,000 to
                              $  100,000  $  100,000  $  100,000  $  100,000  $  100,000

               Stock options       1,336       1,336       1,336       1,336       1,336

     During the year ended December 31, 2003, we paid our chief executive officer in the form of cash and our common stock substantially in excess of his employment agreement.

     In addition, the agreement calls for stock awards of up to 56,000 shares of either common stock or preferred stock based upon Indiginet, Inc. reaching certain milestones.

                             APPROVAL OF STOCK PLANS

     Our majority shareholder intends to approve the following Stock Plans of Indiginet, Inc. (the "Stock Plans"):

     (a) Stock Plan for the Year 2003, adopted by our directors effective April 18, 2003, with 120,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     (b) Second Stock Plan for the Year 2003, adopted by our directors effective May 28, 2003, with 150,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     (c) Third Stock Plan for the Year 2003 adopted by our directors on June 19, 2003, with 386,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     (d) Fourth Stock Plan for the Year 2003 adopted by our directors on August 7, 2003, with 315,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     (e) Stock Plan for the Year 2004, adopted by our directors on March 31, 2004, with 57,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     (f) Stock Plan for the Year 2004 No. 2 adopted by our directors on May 21, 2004, as amended on June 23, 2004, with 360,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date 244,688,000 shares of our common stock have been issued under the Stock Plans.

     The following is a summary of the principal features of the Stock Plans. Copies of the Stock Plans are attached to this information statement as Attachment B. Any shareholder who wishes to obtain copies of the Stock Plans
------------
may also do so upon written request to our corporate secretary at our principal executive offices in Newport Beach, California.

POSSIBLE VIOLATIONS OF SECURITIES LAWS

     ON APRIL 17, MAY 29, JUNE 20 AND AUGUST 13 OF 2003, WE FILED REGISTRATION STATEMENTS ON FORMS S-8 WITH THE SEC. THE TERMS OF THE STOCK PLANS REGISTERED ON EACH OF OUR 2003 FORMS S-8S INCLUDED ANTI-DILUTION CLAUSES, PROVIDING FOR A CHANGE IN THE AMOUNT OF SECURITIES TO BE ISSUED TO PREVENT DILUTION RESULTING FROM STOCK SPLITS, DIVIDENDS, OR OTHER CHANGES IN CAPITALIZATION. ALL FOUR FORMS S-8S FILED DURING 2003 WERE PREPARED BY OUR THEN COUNSEL AND INCLUDED ITS OPINION THAT THE SHARES SUBJECT TO THE PLANS WERE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

     ON AUGUST 18, 2003, WE IMPLEMENTED A REVERSE SPLIT OF OUR COMMON STOCK AT THE RATE OF 250 PRE-CONSOLIDATION SHARES OF OUR COMMON STOCK TO EVERY ONE POST-CONSOLIDATION SHARE OF OUR COMMON STOCK. ACTING ON THE ADVICE OF OUR THEN COUNSEL, WE THEN ISSUED SHARES UNDER OUR FOUR S-8 PLANS TO VARIOUS PARTIES, WITHOUT GIVING EFFECT TO THE ANTI-DILUTION PROVISIONS OF THE PLANS. IN EFFECT, WE ISSUED 303,511,200 SHARES MORE UNDER OUR S-8 PLANS THAN WE WERE AUTHORIZED TO ISSUE AS A RESULT OF THE REVERSE SPLIT OF OUR COMMON STOCK. AS SUCH, 303,511,200 S-8 SHARES WERE ISSUED WHICH MAY HAVE BEEN IN VIOLATION OF SECTION 5 OF THE SECURITIES ACT AND STATE SECURITIES LAWS.

     IN THE EVENT THAT ANY OF THE EXEMPTIONS FROM REGISTRATION WITH RESPECT TO THE ISSUANCE OF SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WERE NOT AVAILABLE, WE MAY FACE EXPOSURE TO CLAIMS BY FEDERAL AND STATE REGULATORS FOR ANY SUCH VIOLATIONS. IN ADDITION, IF ANY PURCHASER OF OUR SECURITIES WERE TO PREVAIL IN A SUIT RESULTING FROM A VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THE UNAVAILABILITY OF SUCH EXEMPTION, WE COULD BE LIABLE TO RETURN THE AMOUNT PAID FOR SUCH SECURITIES WITH INTEREST THEREON, LESS THE AMOUNT OF ANY INCOME RECEIVED THEREON, UPON TENDER OF SUCH SECURITIES, OR FOR DAMAGES IF THE PURCHASER NO LONGER OWNS THE SECURITIES. AS OF THE DATE OF THIS ANNUAL REPORT, WE ARE NOT AWARE OF ANY ALLEGED SPECIFIC VIOLATION OR THE LIKELIHOOD OF ANY CLAIM. THERE CAN BE NO ASSURANCE THAT LITIGATION ASSERTING SUCH CLAIMS WILL NOT BE INITIATED, OR THAT WE WOULD PREVAIL IN ANY SUCH LITIGATION.

PURPOSE OF THE STOCK PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Indiginet, Inc., and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The Stock Plans will be administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans is 1,881,000,000 plus shares of our common stock that are subject to:

- Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

- An award granted but forfeited or repurchased by Indiginet, Inc. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued. At all times, Indiginet, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Indiginet, Inc. without consideration, then the number of shares of our common stock reserved for issuance under the Stock Plans, the exercise prices of and number of shares of our common stock subject to outstanding options, and the number of shares of our common stock subject to other outstanding awards will be proportionately adjusted, subject to any required action by our board or the shareholders of Indiginet, Inc. and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Indiginet, Inc. or of a parent or subsidiary of Indiginet, Inc.

DISCRETIONARY OPTION GRANT PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan is delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any ISO granted to a Ten Percent Shareholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

     Method of Exercise. Options may be exercised only by delivery to Indiginet, Inc. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

- Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- At least six months from the date of termination if termination was caused by death or disability.

- At least 30 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Indiginet, Inc., or the parent or any subsidiary of Indiginet, Inc.) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

SHAREHOLDER RIGHTS AND OPTION TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL PROVISIONS

     Adoption and Shareholder Approval. The Stock Plans became effective on the date they were adopted by the board of directors of Indiginet, Inc. (the "effective date"). The Stock Plans must be approved by the shareholders of Indiginet, Inc. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, the date of shareholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Florida law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD OF STOCK BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Indiginet, Inc. or any parent or subsidiary of Indiginet, Inc. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL TAX CONSEQUENCES

     Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Indiginet, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Indiginet, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Indiginet, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but Palomar Enterprises, Inc, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the Stock Plans.

     Our board of directors recommends that shareholders vote FOR the ratification of the Stock Plans.

    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to shareholder ratification, the board of directors has appointed Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") to serve as our independent public accountants for the fiscal years ending December 31, 2003 and 2004. Russell Bedford has served as our independent public accountants since November 30, 2003. The majority shareholder will ratify and approve the selection of Russell Bedford as independent auditors for the fiscal years ending December 31, 2003 and 2004.

AUDIT FEES

     The aggregate fees billed by Russell Bedford for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2003 were $0.

     The aggregate fees billed by our former accountant, Stark Winter Schenkein & Co., LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2002 were $10,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Russell Bedford for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended December 31, 2003.

ALL OTHER FEES

     The aggregate fees billed by Stark Winter Schenkein & Co., LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2002 were $7,500.

     There were no other fees billed by Russell Bedford or Stark Winter Schenkein & Co., LLP for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Stark Winter Schenkein & Co., LLP and Russell Bedford.

CHANGES IN OUR CERTIFYING ACCOUNTANT

     On November 18, 2003, Stark Winter Schenklein & Co., LLP ("Stark Winter"), our independent auditors, notified us that they intended to resign from the client-auditor relationship with us.

     Stark Winter's reports on our financial statements for the years ended December 31, 2001 and December 31, 2002 and the interim period through November 18, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Stark Winter's report included our Form 10-KSB for the year ended December 21, 2001 contained a paragraph regarding our ability to continue as a going concern being contingent upon our ability to secure financing, attain profitable operations, and remain competitive in the environment in which we operate. In addition, Stark Winter's report included in our Form 10-KSB for the year ended December 31, 2002 expressed doubt about our ability to continue as a going concern.

     The decision to change accountants was not approved or recommended by our board of directors.

     During the two most recent fiscal years and any subsequent interim period through November 18, 2003 there were disagreements between us and Stark Winter. In the course of its review of our financial statements for the nine months period ended September 30, 2003, Stark Winter was unable to determine whether all issuances of common stock by us pursuant to S-8 registration statements complied with all applicable securities laws and regulations. In addition, Stark Winter was not satisfied that the receipt of approximately $253,000 of the proceeds received from the exercise of options to purchase stock registered on Form S-8 by our officer did not violate the Sarbanes-Oxley Act.

     The subject matter of the disagreements was discussed between Stark Winter and our sole director and could not be resolved to the satisfaction of Stark Winter.

     We have authorized Stark Winter to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the disagreements set forth above.

     On November 20, 2003 we engaged Russell Bedford, certified public accountants, as our independent accountants to report on our balance sheet as of December 31, 2003, and the related statements of income, shareholders' equity and cash flows for the year then ended. The decision to appoint Russell Bedford was approved by our Board of Directors.

     During our two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither the registrant nor anyone on our behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Item 304(a) of Regulation S-K.

     We have provided the former accountants with a copy of this report before its filing with the Commission. We have requested the former accountants to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which they do not agree.

     We have filed the former accountants' letter as an exhibit to our Amended Current Report on Form 8-K/A, filed with the Commission on December 4, 2003.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the ratification of Russell Bedford as our independent public accountants.

     Our board of directors recommends that shareholders vote FOR ratification and approval of the selection of Russell Bedford as our independent public accountants for the fiscal year ending December 31, 2003 and 2004.

    GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT AN UP TO 250 TO ONE REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek shareholder approval to grant the board discretionary authority to amend our articles of incorporation to affect a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking shareholder approval is up to 250 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that shareholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our shareholders.

     Our board of directors also believes that shareholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in our best interests and our shareholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our shareholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will file a certificate of amendment to our articles of incorporation with the Secretary of State of Florida which will effect a reverse split of our then issued and outstanding common stock at the specific ratio set by the board.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Indiginet, Inc. among investors and thereby assist us in raising future capital to fund its operations or make acquisitions.

     Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after a reverse split will be 250 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: every 250 shares of our common stock owned by a shareholder will automatically be changed into and become one new share of our common stock, with 250 being equal to the exchange ratio as determined by our board of directors.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 following the reverse split of our common stock.

     Issuance of Additional Shares The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, based on the 712,475,007 shares of our common stock outstanding on the record date and the 2,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 1,287,524,993 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 712,475,007 to 2,849,900 shares.

     Based on the 2,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, the reverse stock split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 1,287,524,993 to 1,997,150,100 shares. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

     If the proposed grant of discretionary authority to implement a reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Florida time on the date of filing of a certificate of amendment to our articles of incorporation with the office of the Secretary of State of Florida. Except as explained below with respect to fractional shares, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the 250 for one exchange ratio as determined by our directors.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include: we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions, a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability, the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and effected, the reverse stock split will result in some shareholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split.

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-     Each of our directors;

-     Each named executive officer; and

-     All directors and officers as a group.

                                                       COMMON STOCK BENEFICIALLY    PREFERRED STOCK BENEFICIALLY
                                                                OWNED (2)                      OWNED (2)
                                                     ----------------------------  ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)               NUMBER         PERCENT          NUMBER          PERCENT
---------------------------------------------------  -----------  ---------------  ---------------  -------------

Mark Ellis (3) . . . . . . . . . . . . . . . . . .     3,603,600              0.5       23,000,000          67.65
Brian Brittain (4) . . . . . . . . . . . . . . . .             0                0                0              0
All directors and officers as a group (2 persons) .    3,603,600              0.5       23,000,000          67.65
                                                     ===========  ===============  ===============  =============
Universal Broadband Communications, Inc. (5) . . .             0                0        6,000,000          17.65
C2C Exchange, Inc. (6) . . . . . . . . . . . . . .             0                0        5,000,000           14.7

_______________
(1) Unless otherwise indicated, the address for each of these shareholders is c/o Indiginet, Inc., 5000 Birch Street, Suite 3000, Newport Beach, California 92660. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 712,475,007, and the total number of outstanding shares of the preferred stock on the record date is 34,000,000.
(3) Mr. Ellis is our chief executive officer, president and director. He owns 3,603,600 shares of our common stock and 23,000,000 shares or our preferred stock. Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 20 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred

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
     stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible. Therefore, Mr. Ellis will have the power to vote 463,603,600 shares of our common stock.
(4)  Mr. Brittain is our director.
(5) Universal Broadband Communications, Inc. is a California corporation, whose address is 5000 Birch Street, Suite 300, Newport Beach, California 92660. Universal Broadband Communications, Inc. is controlled by Mark Ellis, our chief executive officer, president and director.
(6) C2C Exchange, Inc. is a California corporation, whose address is 5000 Birch Street, Suite 300, Newport Beach, California 92660. C2C Exchange, Inc. is controlled by Mark Ellis, our chief executive officer, president and director.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports, with the exception of two Forms 3 which were late in filing with the Commission.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our Quarterly Report for the period ended March 31, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 5000 Birch Street, Suite 3000, Newport Beach, California 92660, telephone (949) 476-3711.

                                   By Order of the board of directors,

                                   /s/ Mark Ellis

                                   Mark Ellis,
                                   President

                                                                    ATTACHMENT A


        RESOLUTIONS TO BE ADOPTED BY THE SHAREHOLDERS OF INDIGINET, INC.
                                 (THE "COMPANY")

     RESOLVED, that Mark Ellis and Brian Brittain are hereby elected to serve as directors of the Company until they resigned, are removed, or their successors are duly elected; and

     RESOLVED FURTHER, that the Company's Stock Plans included in the Company's information statement on Schedule 14C as Attachment B are hereby ratified in all
                                         ------------
respects;  and

     RESOLVED FURTHER, that the directors' selection of Russell Bedford Stefanou Mirchandani LLP as the Company's independent auditors for the fiscal year ended December 31, 2003 and 2004 is hereby ratified and approved in all respects; and

     RESOLVED FURTHER, that the directors are hereby granted discretionary authority to amend the Company's Articles of Incorporation to effect a one for up to 250 reverse split of the Company's common stock to occur within 12 months of the Company's information statement on Schedule 14C, with the exact time and ratio of the reverse split to be determined by the directors within their discretion, and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.


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
                                                                    ATTACHMENT B

                                   STOCK PLANS